Exhibit 10.14

OEM SUPPLY AGREEMENT AMENDMENT #9

This OEM Supply Agreement Amendment #9 (“Amendment #9”) is made as of August 22, 2014 (“Amendment #9 Effective Date”) between FUJIFILM Dimatix, Inc., formerly known as Spectra, Inc. (“FUJIFILM”) and Kornit Digital Ltd. and Kornit Digital Technologies Ltd., a division of Kornit Digital Ltd. (“Company”). Capitalized terms used but not defined herein shall have the meanings assigned to them in the Agreement (as defined below).

WHEREAS, FUJIFILM and Company are parties to an OEM Supply Agreement dated January 6, 2006, as amended by Amendment #1 dated September 20, 2006, Amendment #2 dated September 1, 2007, Amendment #3 dated March 17, 2008, Amendments dated July 1, 2010, Amendment #5 dated October 4, 2011, Amendment #6 dated December 6, 2012, Amendment #7 dated February 1, 2013 and Amendment #8 dated January 1, 2014 (collectively, the “Agreement”) under which FUJIFILM provides to Company, and Company procures from FUJIFILM, certain FUJIFILM products for incorporation with Company products; and

WHEREAS, FUJIFILM and Company desire to amend the Agreement as set forth herein.

NOW, THEREFORE, the parties hereto agree as follows:

1.	Section 2.4 of the Agreement is deleted in its entirety and replaced with the following new Section 2.4:

2.4 Kornit will provide FUJIFILM with a written report, no later than thirty (30) days following the end of each calendar quarter during the Term, describing (i) the amount, type and price of all Ink sold, leased or otherwise disposed of, for use with Kornit Product during such period, together with a detailed calculation sufficient to establish a state of contingent payment due for such quarter, and (ii) a contingent payment, if any, due pursuant to Schedule 2 attached hereto for Kornit Products sold during such period. Kornit will pay any contingent payment due on a bi-annual basis (June 30 and December 31 of each year). FUJIFILM shall have the right to audit the books and records of Kornit [***] year during the Term to verify the contingent payment paid and applicable [***] reports. The audit shall be conducted by an accounting firm designated by FUJIFILM. If any such audit discloses an underpayment of contingent payment, Kornit will pay the shortfall immediately upon receipt of written notice. If such shortfall exceeds [***] percent ([***]%) of the contingent payments due, Kornit shall also reimburse FUJIFILM for the costs of the audit.

2.	Schedule 2 of the Agreement is deleted in its entirety and replaced with a new Schedule 2 attached hereto and made part of the Agreement.

3.	This Amendment #9 shall be effective as of the Amendment #9 Effective Date.

*** Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

4.	The state and federal law of the State of California, United States of America, shall govern the interpretation and enforcement of this Agreement and any dispute arising out of or related to this Agreement, without giving effect to any conflict of laws principles that may cause the law of any other jurisdiction to apply.

5.	Except as expressly provided herein, the Agreement remains unchanged in all respects.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment #9 to be executed by their duly authorized representatives as of the Amendment #9 Effective Date.

FUJIFILM DIMATIX, INC.		KORNIT DIGITAL LTD.

By:	/s/ Martin Schoeppler	By:	/s/ Osnar Michaeli, /s/ Ofer Ben-Zur

Name:	Martin Schoeppler	Name:	Osnar Michaeli, /s/ Ofer Ben-Zur

Title:	CEO and President	Title:	CFO, CEO

.		KORNIT DIGITAL TECHNOLOGIES LTD

		By:	/s/ Osnar Michaeli, /s/ Ofer Ben-Zur

		Name:	Osnar Michaeli, /s/ Ofer Ben-Zur

		Title:	CFO, CEO

*** Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

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SCHEDULE 2

PRICES FOR FUJIFILM PRODUCTS

The following prices include standard packaging.

A.	PRINTHEADS and JETTING ASSEMBLIES

PART NUMBER	DESCRIPTION	ORDER QTY	UNIT PRICE

05536	Nova JA 256/80 AAA	[***]	$	[***]	*

09493	Galaxy JA 256/80 AAA	[***]	$	[***]	*

22140	PQ-256/35 JM	[***]	$	[***]

22168	PQ-256/85 JM	[***]	$	[***]

*The pricing for Nova JA 256/80 AAA and Galaxy JA 256/80 AAA is set for [***] starting [***] and ending [***].

B.	PRICE INCREASES

Beginning twelve (12) months after the Effective Date, and/or from time to time thereafter, FUJIFILM may, by written notice delivered ninety (90) days in advance to Kornit, increase prices for FUJIFILM Products listed on this Schedule 2. Price increases will not apply to orders that are non-cancelable and non-deferrable (pursuant to Schedule 1) at the time of notice of the increase. Any notice of price increase in accordance with the foregoing shall constitute an amendment to this Schedule 2.

C.	CONTINGENT PAYMENT

1)	Beginning January 1, 2014, Kornit shall pay to FUJIFILM a contingent payment based on the total amount received by Kornit (net of returns, allowances, sales and use taxes) upon the sale to a Third Party Customer of Ink for use in Kornit Products, except FUJIFILM Ink as follows:

I.	At a rate equal to two and one half percent (2.5%) up to a maximum of $25 million for a two (2) year period, beginning January 1, 2014 and ending December 31, 2015.

*** Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

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2)	If Kornit does not supply Ink to a Third Party Customer for use in Kornit Products then Kornit shall, in lieu of paying the two and one half percent (2.5%) contingent payment referenced in subsection 1 above, pay to FUJIFILM a contingent payment equal to two percent (2%) of the total amount received by Kornit (net of returns, allowances, sales and use taxes) upon the sale to a Third Party Customer of Kornit Products, in addition to the price paid for FUJIFILM Products pursuant to this Schedule 2.

D.	REBATE PROGRAM

Kornit shall earn a per machine rebate for Galaxy JA 256/80 AAA Printheads (7 printheads per machine) that are used in the Kornit Breeze Direct on Garment Entry Level Printer. The rebate will be $[***] per printer shipped by Kornit ($[***] rebate x 7 printheads) to a Third Party Customer. This rebate offer will commence on January 1, 2014 and continue in effect for twelve (12) months until December 31, 2014. The rebate will be issued to Kornit - as a credit to be used by Kornit toward future FUJIFILM Product purchases.

*** Confidential treatment has been requested for redacted portions of this exhibit. This copy omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been provided separately to the Securities and Exchange Commission.

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